UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 18, 2023

BRINKER INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

DE		1-10275		75-1914582
(State or Other Jurisdiction of Incorporation)		(Commission File Number)		(I.R.S. Employer Identification No.)

3000 Olympus Blvd
Dallas	TX			75019
(Address of principal executive offices)				(Zip Code)
		(972)	980-9917
(Registrant’s telephone number, including area code)

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, $0.10 par value	EAT	NYSE
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 5 - Corporate Governance and Management
Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On May 18, 2023, the Board of Directors (the “Board”) of Brinker International, Inc. (the “Company”) approved and adopted amendments to the Bylaws of the Company, dated August 21, 2014 (the “Existing Bylaws”) that amend and restate the Existing Bylaws and that became effective as of the date approved the Board (the “Bylaws”). The amendments to the Bylaws include:
•updates to conform with changes in the Delaware General Corporation Law (the “DGCL”) that have occurred since the Existing Bylaws were adopted, including:
◦the manner in which a meeting of shareholders (including a virtual meeting) may be adjourned without having to provide additional notice in accordance with Section 222 of the DGCL;
◦the availability of the list of shareholders entitled to vote at a meeting of shareholder in accordance with Section 219 of the DGCL; and
◦opting out of Section 116 of the DGCL regarding electronic delivery of documents or information;
•revisions to the procedural and disclosure requirements for director nominees nominated by shareholders, including a requirement to provide completed and signed questionnaires;
•revisions to the procedural and disclosure requirements for shareholders intending to nominate directors or propose other business (other than proposals to be included in the Company’s proxy statement pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) at annual or special meetings of shareholders pursuant the advance notice provisions, including without limitation, to:
◦require nomination notices or proposals of other business to be delivered within a window of 120 days and 90 days prior to the anniversary date of the preceding year’s annual meeting;
◦clarify that the number of nominees that a shareholder may nominate shall not exceed the number of directors to be elected at the meeting;
◦clarify that certain informational requirements applicable to shareholders that are entities also encompass individuals who directly or indirectly control such entities (but not passive investors in such entities);
◦requiring any shareholder submitting a nomination notice to make a representation and applicable confirmation as to whether such shareholder intends to solicit proxies in support of director nominees other than the Board’s nominees in accordance with Rule 14a-19 of the Exchange Act (i.e., the “universal proxy card” rules) and the Bylaws and to provide evidence that the shareholder has complied with such requirements;
◦clarify that a failure to provide such disclosure or comply with such requirements will result in a shareholder’s nomination or proposal of other business being disregarded;
•revisions to clarify the definition of an uncontested election where the majority voting standard applies in the election of directors and to simplify the description of the time period that each director shall hold office;
•requiring that a shareholder directly or indirectly soliciting proxies from other shareholders use a proxy card color other than white;
•revisions to the indemnification provisions, including:
◦updates to closer conform to the DGCL, including revisions to clarify the circumstances in which the Company is required to indemnify a director or officer of the Company;
◦providing that the Company shall advance expenses in defending any proceeding to a covered person upon receipt of an undertaking by such person repay all amounts if it shall be ultimately determined that such person was not entitled to be indemnified;

◦revisions to provide that the Company may grant rights to indemnification and to the advancement of expenses to any employee or agent of the Company to the same extent that such rights are granted to directors and officers of the Company;
◦providing that if a claim for indemnification is not paid in full by the Company within 60 days after the Company has received a claim from the covered person or if a claim for advancement of expenses is not paid in full within 20 days after the Company has received a statement requesting such amounts to be advanced, the covered person may then bring suit against the Company to recover the unpaid amount of the claim; and
◦clarifying that directors and officers of the Company are not entitled to be indemnified in proceedings initiated thereby unless authorized by the Board of Directors.
•revisions to clarify the ability of the presiding officer of a shareholders’ meeting to prescribe rules and regulations for the conduct of a shareholders’ meeting; and
•deleting outdated references, adding gender-neutral terms and making technical and conforming revisions and clarifications.
The foregoing summary is qualified in its entirety by reference to the full text of the Bylaws, a copy of which is filed as Exhibit 3.1 hereto and incorporated in this Item 5.03 by reference.
Section 9 – Financial Statements and Exhibits
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits
3.1 Bylaws of Registrant
104 Cover Page Interactive Data file (embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRINKER INTERNATIONAL, INC., a Delaware corporation

Dated: May 23, 2023	By:	/s/ KEVIN D. HOCHMAN
Kevin D. Hochman,
Chief Executive Officer and President
and President of Chili’s Grill & Bar
(Principal Executive Officer)